TRIANGLE BANCORP, INC.
                  PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                                 JUNE 30, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                                                       PRO FORMA
                                                                            PRO FORMA                                  COMBINED
                                                                             COMBINED                             TRIANGLE BANCORP,
                                                                             TRIANGLE                                   BANK OF
                                   TRIANGLE    BANK OF                 BANCORP AND BANK    UCB/BBT                 MECKLENBURG AND
              ASSETS                BANCORP  MECKLENBURG  ADJUSTMENTS   OF MECKLENBURG   BRANCHES (1) ADJUSTMENTS  UCB/BBT BRANCHES
--------------------------------- -------------------------------------------------------------------------------------------------
Cash and Due From Banks            $ 33,821    $ 15,139    $      -         $ 48,960    $ 130,810     $ (15,824) (2)      $ 50,649
                                                                                                       (113,297) (3)
Investment Securities               243,740     146,800           -          390,540            -       113,297  (3)       503,837
                                                                                                              -
Federal Funds Sold                      350           -           -              350            -             -                350

Loans, net                          698,906     134,154           -          833,060       61,651          (920) (4)       893,791

Premises and Equipment               19,873       6,440           -           26,313        2,779                           29,092

Intangible Assets                    11,438         876           -           12,314            -        15,824  (2)        29,058
                                                                                                            920  (4)
Other Assets                         19,080       2,229           -           21,309            -             -             21,309
                                 --------------------------------------------------------------------------------------------------

Total Assets                     $1,027,208   $ 305,638    $      -      $ 1,332,846    $ 195,240     $       -        $ 1,528,086
                                 ==================================================================================================

            LIABILITIES
---------------------------------

Noninterest Bearing Demand        $ 138,267    $ 14,038    $      -        $ 152,305     $ 20,103           $ -          $ 172,408

Interest Bearing Demand              69,461      63,887           -          133,348       24,666             -            158,014

Savings and Money Market Deposits   198,234       7,821           -          206,055       31,604             -            237,659

Time Deposits                       446,384     111,092           -          557,476      118,867             -            676,343
                                 --------------------------------------------------------------------------------------------------

Total Deposits                      852,346     196,838           -        1,049,184      195,240             - (11)     1,244,424
                                 --------------------------------------------------------------------------------------------------

Borrowed Funds                       51,526      86,407           -          137,933            -             -            137,933

Corporation-obligated
 manditorily redeemable
 capital securities                  19,950           -                       19,950                                        19,950

Other Liabilities                    11,744       2,484           -           14,228            -             -             14,228

                                 --------------------------------------------------------------------------------------------------

Total Liabilities                   935,566     285,729           -        1,221,295      195,240             -          1,416,535
                                 --------------------------------------------------------------------------------------------------

       SHAREHOLDERS' EQUITY
---------------------------------

Common Stock                         60,830       4,239      10,895 (5)       75,964                          -             75,964

Surplus                                   -      10,895     (10,895)(5)            -            -             -                  -

Retained Earnings                    30,795       4,843           -           35,638            -             -             35,638
Unrealized Loss on
  Securities AFS                         17         (68)          -              (51)           -             -                (51)
                                 --------------------------------------------------------------------------------------------------

Total Shareholders' Equity           91,642      19,909           -          111,551            -             -            111,551
                                 --------------------------------------------------------------------------------------------------
Total Liabilities and
  Capital                        $1,027,208   $ 305,638    $      -      $ 1,332,846    $ 195,240           $ -        $ 1,528,086
                                 ==================================================================================================

                                 $1,027,208   $ 305,638    $      -      $ 1,332,846    $ 195,240           $ -        $ 1,528,086
                                 --------------------------------------------------------------------------------------------------

See Notes to Pro Forma Combined Condensed Financial Information.

                             TRIANGLE BANCORP, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                                                      PRO FORMA
                                                                            PRO FORMA                                 COMBINED
                                                                            COMBINED                              TRIANGLE BANCORP,
                                                                            TRIANGLE                                 UCB/BBT, AND
                                    TRIANGLE     BANK OF                BANCORP AND BANK     UCB/BBT                 AND BANK OF
                                    BANCORP    MECKLENBURG ADJUSTMENTS   OF MECKLENBURG  BRANCHES (1,6) ADJUSTMENTS  MECKLENBURG
                                 ----------------------------------------------------------------------------------------------
Interest Income

  Loans                             $ 32,150     $ 5,392         $ -         $ 37,542        $ 2,847      $ (153)(9)  $ 40,236
  Federal Funds Sold                     182         202                          384              -           -           384
  Investment Securities                7,234       3,387                       10,621              -       3,513 (7)    14,134
                                 ----------------------------------------------------------------------------------------------

Total Interest Income                 39,566       8,981           -           48,547          2,847       3,360        54,754
                                 ----------------------------------------------------------------------------------------------

Interest Expense

  Deposits                            16,766       4,759                       21,525          4,117           -        25,642
  Borrowed funds                         995       1,451                        2,446              -           -         2,446
 Corporation-obligated
   manditorily redeemable
   capital securities                    139           -                          139              -                       139
                                 ----------------------------------------------------------------------------------------------
Total Interest Expense                17,900       6,210           -           24,110          4,117           -        28,227
                                 ----------------------------------------------------------------------------------------------
Net Interest Income
  before Provision for Loan
  Losses                              21,666       2,771           -           24,437         (1,270)      3,360        26,527

Provision for Loan
  Losses                               1,330         149                        1,479              -         100 (8)     1,579
                                 ----------------------------------------------------------------------------------------------

Net Interest Income after
  Provision for Losses                20,336       2,622           -           22,958         (1,270)      3,260        24,948

Noninterest income                     6,101       1,096                        7,197            775                     7,972
                                                                                                             386 (8)
Noninterest expenses                  14,151       1,784                       15,935          1,319         791 (9)    18,431
                                 ----------------------------------------------------------------------------------------------
Net Income before taxes               12,286       1,934           -           14,220         (1,814)      2,083        14,489

Income Taxes                           4,535         771                        5,306              -          99(10)     5,405
                                 ----------------------------------------------------------------------------------------------
Net Income                           $ 7,751     $ 1,163         $ -          $ 8,914       $ (1,819)    $ 1,984       $ 9,084
                                 ==============================================================================================
Primary Earnings per Share           $  0.72     $  0.55                      $  0.68                                  $  0.70
                                 ==========================            =================                            ===========
Fully diluted earnings per share     $  0.71     $  0.55                      $  0.67                                  $  0.70
                                 ==========================            =================                            ===========

See Notes to Pro Forma Combined Condensed Financial Information.

                             TRIANGLE BANCORP, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                             PRO FORMA
                                   TRIANGLE                                                  COMBINED
                                    BANCORP           UCB/BBT                            TRIANGLE BANCORP,
                               SUPPLEMENTAL (12)   BRANCHES (1,6)    ADJUSTMENTS            AND UCB/BBT
                              ---------------------------------------------------    --------------------
Interest Income

  Loans                               $ 67,633          $ 5,693          $  (307) (9)           $ 73,019
  Federal Funds Sold                       296                -                -                     296
  Investment Securities                 22,030                -            7,026  (7)             29,056
                                -------------------------------------------------    --------------------
Total Interest Income                   89,959            5,693            6,719                 102,371
                                -------------------------------------------------    --------------------

Interest Expense

  Deposits                              38,977            8,234                -                  47,211
  Borrowed funds                         5,345                -                -                   5,345
                                -------------------------------------------------    --------------------
Total Interest Expense                  44,322            8,234                -                  52,556
                                -------------------------------------------------    --------------------

Net Interest Income before
  Provision for Loan Losses             45,637           (2,541)           6,719                  49,815

Provision for Loan
  Losses                                 2,330                -              200  (8)              2,530
                                -------------------------------------------------    --------------------

Net Interest Income after
  Provision for Losses                  43,307           (2,541)           6,519                  47,285

Noninterest income                       9,902            1,549                                   11,451
                                                                             773  (8)
Noninterest expenses                    32,720            2,637            1,582  (9)             37,712
                                -------------------------------------------------    --------------------

Net Income before taxes                 20,489           (3,629)           4,164                  21,024

Income Taxes                             7,269                -              198 (10)              7,467
                                -------------------------------------------------    --------------------

Net Income                            $ 13,220         $ (3,629)         $ 3,966                $ 13,557
                                -------------------------------------------------    --------------------

Primary Earnings per Share              $ 1.02
                                ===============

Fully diluted earnings per share        $ 1.01
                                ===============

See Notes to Pro Forma Combined Condensed Financial Information.

                             TRIANGLE BANCORP, INC.
               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                  (Unaudited)

         The following unaudited pro forma combined condensed balance sheet as of June 30, 1997 and the unaudited pro forma combined condensed statement of income for the six months ended June 30, 1997 combine 1) the historical financial statements of Triangle Bancorp, Inc. (the "Company") and Bank of Mecklenburg ("Mecklenburg") using the pooling-of-interests method of accounting for business combinations and 2) the Company and Mecklenburg pro forma combined financial information and the historical financial information of eight branches of United Carolina Bank and two branches of Branch Banking and Trust (collectively the "Branch Acquisition") under the purchase method of accounting for business combinations. The pro forma combined condensed balance sheet gives effect to Mecklenburg and the Branch Acquisition as if the transactions had occurred on June 30, 1997. Also included is a December 31, 1996 pro forma income statement which gives effect to the Branch Acquisition as if the transaction had occurred on January 1, 1996. The pooling-of-interests method of accounting requires all assets and liabilities to be carried at their book values. The purchase method of accounting requires that all assets and liabilities be adjusted to their estimated fair values as of the date of the acquisition.

         The pro forma statements are provided for informational purposes. The unaudited pro forma financial information presented is not necessarily indicative of what the actual financial position or results of operations would have been had such transactions been completed as of June 30, 1997 or as of the beginning of the period presented and is not indicative of future financial position or future results. The unaudited pro forma financial information does not reflect any non-recurring expenses which may be realized in connection with the transactions. Current estimates of non-recurring expenses for 1997 are $1.2 million after tax. The cost savings associated with the possible operating efficiencies and synergies have not been quantified, nor are any such savings assured. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of the Company and its unaudited interim financial statements.

                             TRIANGLE BANCORP, INC.
          Notes to Pro Forma Combined Condensed Financial Information
                                  (Unaudited)

1. Financial information is the sum of the information available on the branches to be acquired. As the liabilities of the branches to be assumed exceed the assets, the balance sheet of the branches has been balanced through the "Cash and Due from Banks" caption.

2. This adjustment records the decrease in cash received by Triangle Bank (Triangle) due to the premium paid in the branch acquisition transaction.

3. This adjustment reflects the expected utilization of excess cash received upon closing of the transactions, less cash needed for branch operations of $1,689,000.

4. This adjustment reduced the acquired loans to the estimated fair value based on a preliminary assessment of the loan portfolio yields, mix and maturities. The estimated fair value is subject to a final evaluation.

5. Adjustment reflects the movement of surplus to common stock as the Company's stock has no par value.

6. All noninterest income and expense represents the historical charges and credits and includes no significant intercompany allocations. Interest income on loans and interest expense on deposits are based on the acquired balances of loans and deposits multiplied by the applicable branch's portfolio yields and costs, respectively, as of December 31, 1996. The average loan yield is 9.23% and the average cost of deposits is 4.22%.

7. These adjustments represent the estimated incremental revenues on investments based on the Company's historical investment yields. The rate utilized of 6.2% represents the Company's tax equivalent yield on investments for the calendar year 1996.

8. This adjustment reflects anticipated additional expenses as if the branches had been operating as a stand alone bank for the period presented. Expenses were estimated considering similar sized Triangle branches operating expenses as well as additional infrastructure costs.

9. This adjustment represents the amortization of the intangible assets based on the straight-line method over an estimated ten years for the deposit premium ($15,824,000) and three years for the loan premium ($920,000).

10. This adjustment represents federal and state income tax expense on incremental net operating income before taxes.

11. Based on a preliminary review of the types and costs of the deposits to be acquired, no adjustment to market value appears to be necessary as a part of the transaction.

12. Supplemental information is derived from the audited supplemental consolidated financial statements of Triangle Bancorp, Inc. presented elsewhere herein. See Note 2 of Triangle Bancorp, Inc.'s supplemental consolidated financial statements.